UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       37
and
THE INVESTMENT COMPANY ACT OF 1940                                            23


Valley Forge Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
1375 Anthony Wayne Dr.  Wayne, PA  19087
(Address of Principal Executive Offices)

610-688-6839
(Registrants Telephone Number)

Bernard B. Klawans  1375 Anthony Wayne Dr  Wayne PA. 19087
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as possible after the effective date of this registration
     (x) 60 days after filing on 02/25/99 pursuant to paragraph (a)



Calculation of Registration Fee Under the Securities Act of 1933

 Title of Securities    Amount Being   Proposed Max   Proposed Max     Amount of
  being Registered       Registered      Offering      Aggregate       Registra-
                                          Price      Offering Price    tion  Fee

                    None being requested at this time.

                           Cross Reference Sheet


          INFORMATION REQUIRED                 CAPTIONS IN FILING

Part A: IN A PROSPECTUS
Item 1. Cover Page                            Cover Page
Item 2. Synopsis                              Fund Expenses
Item 3. Condensed Financial Information       Financial Highlights
Item 4. General Description of Registrant     The Fund
Item 5. Management of the Fund                Management of the Fund
Item 6. Capital Stock and other Securities    Capitalization
Item 7. Purchase of Securities being Offered  Purchase of Shares - Reinvestments
Item 8. Redemption or Repurchase              Redemption of Shares
Item 9. Legal Proceedings                     Litigation



Part B:  STATEMENT OF ADDITIONAL INFORMATION
Item 10. Cover Page                           Cover Page
Item 11. Table of Contents                    Table of Contents
Item 12. General Information and History      The Fund
Item 13. Investment Objectives and Policies   Objectives and Policies
Item 14. Management of the Registrant         Officers & Directors of the Fund
Item 15. Control Persons & Principal Holders  Not Applicable
         of Securities
Item 16. Investment Advisory and Other Ser-   Investment Adviser
         vices
Item 17. Brokerage Allocation                 Brokerage
Item 18. Capital Stock & Other Securities     Capitalization
Item 19. Purchase, Redemption & Pricing of    Purchase of Shares
         Securities Being Offered
Item 19. Purchase, Redemption & Pricing of    Redemption of Shares
         Securities Being Offered
Item 19. Purchase, Redemption & Pricing of    Pricing of Shares
         Securities Being Offered
Item 20. Tax Status                           Tax Status
Item 21. Underwriters                         Not Applicable
Item 22. Calculation of Yield Quotations of   Not Applicable
         Money Market Funds
Item 23. Financial Statements                 Financial Statements



Part C:  OTHER INFORMATION
Item 24. Financial Statements & Exhibits     Financial Statements & Exhibits
Item 25. Persons Controlled by/or under      Control Persons
         Common Control
Item 26. Number of Holders of Securities     Number of Shareholders
Item 27. Indemnifications                    Indemnification
Item 28. Business & Other Connections of     Activities of Investment Advisor
         Advisor
Item 29  Principal Underwriters              Principal Underwriter
Item 30. Location of Accounts & Records      Location of Accounts & Records
Item 31. Management Services                 Not Applicable
Item 32. Undertakings                        Not Applicable

                             VALLEY FORGE FUND, INC.
                             1375  ANTHONY WAYNE DR.
                                WAYNE,  PA. 19481
                                   610-688-6939
                                   800-548-1942

PROSPECTUS                                                     XXXXXXXX XX, 1999


                        THE FUND & INVESTMENT OBJECTIVE
Valley Forge Fund, Inc. ("the Fund") is an open-end non-diversified management investment company that seeks capital appreciation through investment in common stock and securities convertible into common stocks during what the Adviser con-siders to be periods of rising common stock prices. However, the Fund will in-vest temporarily in short term debt securities to defend capital during what it considers to be periods of falling common stock prices. Curent income from com-mon stock investments will be a subordinate consideration.

It is important to note that Fund shares are not guranteed or insured by the FDIC or any other agency of the US government. As with any investment in com-mon stocks, which may be subject to wide fluctuations in market value, you may lose money by investing in the Fund.


                              FUND FEES & EXPENSES
Capital shares of the Fund may only be purchased directly from the Fund at net asset value as next determined after receipt of order. They are offered on a no-load basis which means that you would pay no sales commissions or 12b-1 mark-eting fees. The Fund is charged for investment advisory management, administra-tive and distribution services which will be reflected in the expense ratio. The Board of Directors has established $1,000 as the minimum initial purchase and $100 for subsequent purchases.



                            ADDITIONAL  INFORMATION
This Prospectus, which should be held for future reference, is designed to set forth concisely the information that you should know before you invest. A "Statement of Additional Information" dated XXXXXXX XX, 1999 containing more in-formation about the Fund is, by reference, part of this Prospectus. A copy of the Statement may be obtained without charge, by writing to the Fund or by call-ing either of the telephone numbers shown above.



                      WHY YOU SHOULD READ THIS PROSPECTUS
This Prospectus explains the objectives, risks and strategy of the Fund in plain and hopefully easily understandable language. It is designed to aid you in de-ciding whether this is one of the right investments for you. We suggest that you keep it for future refernce.



             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

<PAGE)
FUND PROFILE
Who should invest:(page 4) Investors seeking a fund that desires modest fluctua-tions under all market conditions and are willing to accept underperformance on the upside in times of extraordinary market moves to achive the desired preser-vation of capital by going to large short term cash positions.

Who should not invest: Investors desiring high risk increases in net asset value and are willing to accept significant fluctations in share prices.


YEARLY RETURNS
"We were informed by Edgar personnel that bar chart requirements for this Pro-spectus could not be handled under current filing conditions. We, therefore, are presenting the data numerically herein which will be placed in the defin-itive Prospectus in bar chart format upon notice that the new Prospectus has been approved."


                     Percent change in net asset value comparison
                        Valley Forge Fund and the S&P 500 Index

             1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
  Valley
Forge Fund   13.0   -5.7    7.9    9.3   17.1    5.9   10.6    6.2    6.0    3.8


S&P 500
 Index       31.7   -3.1   30.5    7.6   10.1    1.3   37.6   23.0   33.4   28.6


In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks were high during the periods shown re-lative to longer-term historical averages. S&P Index performance figures do not include the reinvestment of dividend & capital gains distributions. The returns are net of expenses but they do not reflect income taxes a taxable investor would have incurred.

FUND EXPENSES
All expenses and fees that a shareholder of the Valley Forge Fund will incur are identified below. The actual numbers are for the year 1998.

                       Shareholder Transaction Expenses:
There are NO shareholder transaction expenses. This means that you pay no fees for buying, selling and exchanging Fund shares. It is a truly no-load fund.

                 Annual Fund Operating Expenses - Year 1998:
            Management and Advisory Expenses                 1.0%
            12b-1 Fees                                       None
            All Other Expenses (taxes, audits, fees etc)     0.3%
                 Total Operating Expenses (Expense Ratio)    1.3%

The following table is given to help you compare the cost of investing in this Fund with the cost of investing in other funds by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The examaple assumes that (1) the Fund provides a 5% annual rate of return and (2) you redeem your investment at the end of each time period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

                1 Year       3 Years      5 Years        10 Years
                  $14           $44          $76            $168


FINANCIAL HIGHLIGHTS
Selected per share and ratios to average net assets data for each of the past five years are given below. A certified audit giving expanded financial details for the year 1998 that was prepared by Landsburg, Platt, Raschiatore & Dalton is included in the "Statement of Additional Information" and is incorporated by re-ference into this Prospectus.

                                            Years  Ended December 31
                                  1998      1997      1996      1995      1994
Net asset value Jan. 1st         $ 8.96    $ 9.36    $ 9.48    $ 9.41    $ 9.51

Investment operations income:
Net investment income            $  .28       .30       .32       .33       .19
Realized & unrealized cap gains     .06       .26       .27       .67       .39
                                -----------------------------------------------
Investment operations totals      9.30       9.92     10.07     10.41     10.09

Less distributions:
From net investment income       $ (.33)     (.33)     (.31)     (.33)     (.20)
From capital gains                 (.63)     (.40)     (.60)     (.48)     (.88)
                                ------------------------------------------------
Net asset value Dec. 31st        $ 8.32    $ 8.96    $ 9.36     $ 9.48    $ 9.41
                                ================================================

Total return                      3.79%     5.98%     6.22%     10.63%     6.10%

Net assets Dec 31st in (000)'s  $ 8,914   $10,800   $11,423    $11,151   $10,725
                                ================================================
Ratios to Average Net Assets:
 Expenses                          1.3%      1.3%      1.4%       1.3%      1.4%
 Net investment income             3.2%      3.2%      3.2%       3.2%      1.8%

Portfolio turnover rate          107.6%     59.7%     42.2%      15.7%     53.7%
Average commission per share    $ .0638   $ .0646   $ .0695    $ .0683      N/A

THE FUND
VALLEY FORGE FUND, INC. (also referred to as the "Fund") was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestica-tion on August 11, 1988. The Fund's registered office is in Wayne, Pa.; mail may be addressed to Box 262, Valley Forge, Pa. 19481.


OBJECTIVES AND POLICES
Objective: The Fund's objective is capital appreciation through investment in common stock and securities convertible into common stocks. Purchases of issues listed primarily on the New York Stock Exchange will be recommended by the Ad-viser whenever he believes that a period of rising common stocks for at least three months is imminent.

Contraily, the Adviser will recommend purchase, sometimes for extended periods, of readily marketable commercial paper with a rating of A2-P2 or higher when-ever he believes that a period of falling common stock prices exists. These in-vestment decisions made by the Adviser to defend capital may reduce shareholder potential profits in extended periods of rising common stock prices. The Fund was 50% in commercial paper and money markets at the end of 1998.

It must be realized, as is true of almost all securities, there can be no assur-ance that the Fund will obtain its ongoing objective of capital appreciation.

Security Selection Criteria: To the extent feasible, the Fund will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry, as well as technical market considerations.

Portfolio Turnover Policy: The Fund does not propose to purchase securities for short term trading in the ordinary course of operations. Accordingly, it is ex-pected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of secu-rities within the period by the average monthly portfolio value of the Fund dur-ing such period. There may be times when management deems it advisable to sub-stantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from spe-cial circumstances and not from the Fund's normal operations. Turnover of the Fund's portfolio securities in 1998 amounted to 108%, in 1997 amounted to 60% and in 1996 amounted to 42%.

Non-diversification Policy: The Fund is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issues. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single economic, politi-cal, or regulatory occurrence. The policy of the Fund, in the hope of achiev-ing its objective as stated above, is, therefore, one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.


INVESTMENT RESTRICTIONS
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
(a) Act as  underwriter for  securities of  other issuers except insofar  as the

    Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies except as part of a mer-ger, consolidation , or purchase of assets approved by the Fund's share-holders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest over 25% of its assets at the time of purchase in any one industry.
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Advisor owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.


INVESTMENT ADVISER
The Valley Forge Management Corp. is a Pennsylvania corporation that acts as an Investment Adviser to the Fund. Mr. Bernard Klawans is the sole owner, director and officer of the Investment Adviser and is also president of the Fund.

On July 19, 1978 the shareholders of the Fund approved a management and advisory contract with the Valley Forge Management Corp. which was unanimously renewed by the Directors August 11, 1998. This Agreement will continue on a year to year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund, but, in either event, it must al-so be approved by a majority of the directors of the Fund who are neither par-ties to the agreement nor interested persons as defined in the Investment Com-pany Act of 1940 at a meeting called for the purpose of voting on such approval.

Under the Agreement, the Valley Forge Management Corp. will furnish investment advice to the Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days' written notice to Valley Forge Management Corp. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the in-vestment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services the Fund has agreed to pay to Valley Forge Management Corp. a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The fee is higher than the fee paid by most other funds. Not withstanding, the Investment Advisor would forgo sufficient fees to hold the total expenses of the Fund to less than 2.0% of the first 10 million in averaged assets and 1.5% of the next 20 million. These ratios esta-blished by the Board of Directors in 1984 because they are believed to meet the most restrictive state requirements. The total expenses of the Fund were 1.3% of its averaged assets for the year 1998.

Pursuant to its contract with the Fund, the Investment Advisor is required to render research, statistical, and Advisory services to the Fund; to make speci-fic recommendations based on the Fund's investment requirements; and to pay the salaries of those of the Funds employees who may be officers or directors or em-ployees of the Investment Advisor. Fees, if any, of the custodian, registrar or transfer agents shall be paid by the Fund. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the Advisor; legal and accounting fees; interest, taxes and brokerage commissions, recordkeeping and the expense of operating its offices. The Investment Advisor has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges. It received $ 98,456 in man-agement fees in 1998, $113,381 in 1997 and $114,409 in 1996.


CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stocks has one vote for each share held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares cannot elect any person as a director.


PURCHASE OF SHARES -REINVESTMENTS
The offering price of the shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Fund reserves the right at its sole descretion to terminate the offering of its shares made by this Prospectus at any time and to reject pur-chase applications when, in the judgment of management such termination or re-jection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under especial circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under especial circumstances.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in whole shares and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. Any surplus over whole shares will be paid on demand or applied to the next transaction according to shareholder instruc-tions. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.

Whole Shares: Only whole shares may be purchased from the Fund. No fractional shares will be issued. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.


REDEMPTION OF SHARES
The Fund will redeem all or any part of the shares of any shareholder who ten-ders a request for redemption (if certificates have not been issued) or certifi-cates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management.

The redemption price is the net asset value per share next determined after no-tice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal in-come tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary week-end or holiday closings, or when trading on the New York Stock Exchange is re-stricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, mak-ing disposal of fund securities or valuation of net assets not reasonably prac-ticable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.


PRICING OF SHARES
The net asset value of the Fund's shares is determined as of the close of busi-ness of the New York Stock Exchange on each business day of which that Exchange is open (presently 4:00 p.m.) Monday through Friday exclusive of Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christ-mas & New Year's Day. The price is determined by dividing the value of its se-curities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market.

Short term paper (debt obligations that mature in less than 61 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Directors.


RETIREMENT PLANS
Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employee maintained retirement plan may establish Individual Retirement Accounts
(IRA) using Fund shares. Annual contributions, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. This IRA deduc-tion is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nonde-ductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution.

Earnings under the IRA are reinvested and are tax-deferred until withdrawals be-gin. The maximum annual contribution may be increased to $4,000 if you have a spouse who earns no compensation during the taxable year. A separate and inde-pendent Spousal IRA must be maintained.

You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made be-fore age 59 1/2 without penalty.

A Disclosure Statement is required by U.S. Treasury Regulations. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. There is no fee to open and no annual fee charged to maintain a Valley Forge Fund IRA. All IRA's may be revoked within 7 days of their establishment with no penalty.


MANAGEMENT OF THE FUND
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund & selects an Invest-vment Adviser to provide investment advice (See Investment Adviser, pg 5). It meets six times a year to review Fund progress & status. In addition, a nonin-terested Director performs an independent audit whenever requested by the Board.


CUSTODIAN & TRANSFER AGENT
The Fund acts as its own custodian and transfer agent.


REPORTS TO SHAREHOLDERS
The Fund sends all shareholders annual reports containing certified financial statements and other periodic reports, at least semiannually, containing unau-dited financial statements.


AUDITORS
Landsburg, Platt, Raschiatore & Dalton, which have become an affiliate of Math-ieson Aitken Jemison, LLP - Certified Public Accountants, have been selected as the independent accountant and auditor of the Fund. They have no direct or in-direct financial interest in the Fund or the Adviser.


LITIGATION
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.


ADDITIONAL INFORMATION
This Prospectus omits certain information contained in the registration state-ment on file with the Securities & Exchange Commission. The registration state-ment may be inspected without charge at the principal office of the Commission in Washington, D.C. and copies of all or part thereof may be obtained upon pay-ment of the fee prescribed by the Commission. Shareholders may also direct in-quiries to the Fund by phone or at the address given on pg 1 of this Prospectus.

          INVESTMENT ADVISER                            PROSPECTUS
     VALLEY FORGE MANAGEMENT CORP.               VALLEY FORGE FUND, INC.
       1375 Anthony Wayne Drive                         PO Box 262
           Wayne, Pa. 19087                      Valley Forge, Pa. 19481

                                                        610-688-6839
                                                        800-548-1942

                                                     XXXXXXXX XX,  1999
         TABLE OF CONTENTS
FUND PROFILE ..................... 2
YEARLY RETURNS ................... 2
FUND EXPENSES .................... 3
FINANCIAL HIGHLIGHTS ............. 3
THE FUND ......................... 4
OBJECTIVE & POLICIES
  Objective ...................... 4       The  Fund  seeks capital  apprecia-
  Security Selection Criteria .... 4       tion through  investment  in common
  Portfolio Turnover Policy ...... 4       stocks and  securities  convertible
  Nondiversification Policy ...... 4       into common stocks  during what the
INVESTMENT RESTRICTIONS .......... 4       Adviser considers  to be periods of
INVESTMENT ADVISER ............... 5       rising  common stock  prices.  How-
CAPITALIZATION                             ever, the Fund will  invest tempor-
  Description of Common Stock .... 6       arily  in short term  debt  securi-
  Voting Rights ............. .... 6       ties to defend capital  during what
PURCHASE OF SHARES - REINVESTMENT          it considers to be periods of fall-
  Initial Investments ............ 6       ing  common stock  prices.  Current
  Subsequent Investments ......... 6       income  from  common stock  invest-
  Reinvestments .................. 6       ments is  a subordinate  considera-
  Whole Shares ................... 6       tion.
REDEMPTION OF SHARES ............. 7
PRICING OF SHARES ................ 7
RETIREMENT PLANS
  Individual Retirement Accounts . 7
MANAGEMENT OF THE FUND ........... 8
CUSTODIAN & TRANSFER AGENT ....... 8
REPORTS TO SHAREHOLDERS .......... 8
AUDITORS ......................... 8
LITIGATION ....................... 8
ADDITIONAL INFORMATION ........... 8

                             VALLEY FORGE FUND,  INC.
                             1375 Anthony Wayne Drive
                                 Wayne, PA   19087
                                   610-688-6839
                                   800-548-1942



                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                               XXXXXXXX XX, 1999


This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated XXXXXXXX XX, 1999. To obtain the Prospectus, please write the Fund or call either of the telephone numbers that are shown above.


                               TABLE OF CONTENTS

          THE FUND ..................................................2
          OBJECTIVES & POLICIES
               Objective ............................................2
               Security Selection Criteria ..........................2
               Portfolio Turnover Policy ............................2
               Nondiversification Policy ............................2
          INVESTMENT RESTRICTIONS ...................................2
          INVESTMENT ADVISER ........................................3
          CAPITALIZATION
               Description of Common Stock ..........................4
               Voting Rights ........................................4
          PURCHASE OF SHARES - REINVESTMENT .........................4
               Initial Investments ..................................4
               Subsequent Purchases .................................4
               Reinvestments ........................................4
               Whole Shares .........................................5
          REDEMPTION OF SHARES ......................................5
          PRICING OF SHARES .........................................5
          RETIREMENT PLANS
               INDIVIDUAL RETIREMENT ACCOUNTS .......................5
          TAX STATUS ................................................6
          OFFICERS AND DIRECTORS OF THE FUND ........................6
          BROKERAGE .................................................7
          AUDITOR'S REPORT ..........................................8
          SCHEDULE OF INVESTMENTS IN SECURITIES - DECEMBER 31, 1998..9
          STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1998.....10
          STATEMENT OF CHANGE IN NET ASSETS ........................11
          NOTES TO FINANCIAL STATEMENTS ............................11
          CONDENSED PER SHARE FINANCIAL INFORMATION ................12

THE FUND
VALLEY FORGE FUND, INC. (also referred to as the "Fund") was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestica-tion on August 11, 1988. The Fund's registered office is in Wayne, Pa.; mail may be addressed to Box 262, Valley Forge, Pa. 19481.


OBJECTIVES AND POLICES
Objective: The Fund's objective is capital appreciation through investment in common stock and securities convertible into common stocks. Purchases of issues listed primarily on the New York Stock Exchange will be recommended by the Ad-viser whenever he believes that a period of rising common stocks for at least three months is imminent.

Contraily, the Adviser will recommend purchase, sometimes for extended periods, of readily marketable commercial paper with a rating of A2-P2 or higher when-ever he believes that a period of falling common stock prices exists. These in-vestment decisions made by the Adviser to defend capital may reduce shareholder potential profits in extended periods of rising common stock prices. The Fund was 50% in commercial paper and money markets at the end of 1998.

It must be realized, as is true of almost all securities, there can be no assur-ance that the Fund will obtain its ongoing objective of capital appreciation.

Security Selection Criteria: To the extent feasible, the Fund will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry, as well as technical market considerations.

Portfolio Turnover Policy: The Fund does not propose to purchase securities for short term trading in the ordinary course of operations. Accordingly, it is ex-pected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of secu-rities within the period by the average monthly portfolio value of the Fund dur-ing such period. There may be times when management deems it advisable to sub-stantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from spe-cial circumstances and not from the Fund's normal operations. Turnover of the Fund's portfolio securities in 1998 amounted to 108%, in 1997 amounted to 60% and in 1996 amounted to 42%.

Non-diversification Policy: The Fund is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issues. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single economic, politi-cal, or regulatory occurrence. The policy of the Fund, in the hope of achiev-ing its objective as stated above, is, therefore, one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.


INVESTMENT RESTRICTIONS
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
(a) Act as  underwriter for  securities of  other issuers except insofar  as the

    Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies except as part of a mer-ger, consolidation , or purchase of assets approved by the Fund's share-holders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest over 25% of its assets at the time of purchase in any one industry.
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Advisor owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.


INVESTMENT ADVISER
The Valley Forge Management Corp. is a Pennsylvania corporation that acts as an Investment Adviser to the Fund. Mr. Bernard Klawans is the sole owner, director and officer of the Investment Adviser and is also president of the Fund.

On July 19, 1978 the shareholders of the Fund approved a management and advisory contract with the Valley Forge Management Corp. which was unanimously renewed by the Directors August 11, 1998. This Agreement will continue on a year to year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund, but, in either event, it must al-so be approved by a majority of the directors of the Fund who are neither par-ties to the agreement nor interested persons as defined in the Investment Com-pany Act of 1940 at a meeting called for the purpose of voting on such approval.

Under the Agreement, the Valley Forge Management Corp. will furnish investment advice to the Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days' written notice to Valley Forge Management Corp. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the in-vestment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services the Fund has agreed to pay to Valley Forge Management Corp. a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The fee is higher than the fee paid by most other funds. Not withstanding, the Investment Advisor would forgo sufficient fees to hold the total expenses of the Fund to less than 2.0% of the first 10 million in averaged assets and 1.5% of the next 20 million. These ratios esta-blished by the Board of Directors in 1984 because they are believed to meet the most restrictive state requirements. The total expenses of the Fund were 1.3% of its averaged assets for the year 1998.

Pursuant to its contract with the Fund, the Investment Advisor is required to render research, statistical, and Advisory services to the Fund; to make speci-fic recommendations based on the Fund's investment requirements; and to pay the salaries of those of the Funds employees who may be officers or directors or em-ployees of the Investment Advisor. Fees, if any, of the custodian, registrar transfer agents shall be paid by the Fund. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the Advisor; legal and accounting fees; interest, taxes and brokerage commissions, recordkeeping and the expense of operating its offices. The Investment Advisor has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges. It received $ 98,456 in man-agement fees in 1998, $113,381 in 1997 and $114,409 in 1996.


CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stocks has one vote for each share held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares cannot elect any person as a director.


PURCHASE OF SHARES -REINVESTMENTS
The offering price of the shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Fund reserves the right at its sole descretion to terminate the offering of its shares made by this Prospectus at any time and to reject pur-chase applications when, in the judgment of management such termination or re-jection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under especial circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under especial circumstances.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in whole shares and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. Any surplus over whole shares will be paid on demand or applied to the next transaction according to shareholder instruc-tions. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.

Whole Shares: Only whole shares may be purchased from the Fund. No fractional shares will be issued. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.


REDEMPTION OF SHARES
The Fund will redeem all or any part of the shares of any shareholder who ten-ders a request for redemption (if certificates have not been issued) or certifi-cates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management.

The redemption price is the net asset value per share next determined after no-tice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal in-come tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary week-end or holiday closings, or when trading on the New York Stock Exchange is re-stricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, mak-ing disposal of fund securities or valuation of net assets not reasonably prac-ticable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.


PRICING OF SHARES
The net asset value of the Fund's shares is determined as of the close of busi-ness of the New York Stock Exchange on each business day of which that Exchange is open (presently 4:00 p.m.) Monday through Friday exclusive of Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christ-mas & New Year's Day. The price is determined by dividing the value of its se-curities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market.

Short term paper (debt obligations that mature in less than 61 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Directors.


RETIREMENT PLANS
Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employee maintained retirement plan may establish Individual Retirement Accounts
(IRA) using Fund shares. Annual contributions, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. This IRA deduc-tion is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nonde-ductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution.

Earnings under the IRA are reinvested and are tax-deferred until withdrawals be-gin. The maximum annual contribution may be increased to $4,000 if you have a spouse who earns no compensation during the taxable year. A separate and inde-pendent Spousal IRA must be maintained.

You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made be-fore age 59 1/2 without penalty.

A Disclosure Statement is required by U.S. Treasury Regulations. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. There is no fee to open and no annual fee charged to maintain a Valley Forge Fund IRA. All IRA's may be revoked within 7 days of their establishment with no penalty.


TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and rea-lized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities trans-actions, no more than 30% of the Fund's profits may be derived from sales of se-curities held less than three months, and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Distribution of any net long term capital gains realized by the Fund in 1998 will be taxable to the shareholder as long term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


OFFICERS AND DIRECTORS
Officers and Directors of the Fund, together with their addresses, principal occupations during the past five years are:

Name and Address             Position            Principal Occupation Past 5 Yrs

Bernard B. Klawans       President                 President
1375 Anthony Wayne Dr.   Interested Director       Valley Forge Fund, Inc.
Wayne, PA.                                         Valley Forge, PA.
                                     - 6 -

Dr. Gerd H. Dahl         Secretary                 Ag. Chem Research Retired
679 Jefferson Rd.        Interested Director       Elf Atochem
Bryn Mawr, PA.                                     Philadelphia, PA.

Victor J. Belanger       Non-Interested            VP & Chief Oper Officer
P.O. Box #96,            Director                  Linearizer Technologies Inc.
Princeton Jct., NJ.                                Robbinsville, NJ.

Dr. James P. King        Non-Interested            President
904 Breezwood Lane       Director                  Desilube Technology Inc.
Lansdale, PA.                                      Lansdale, PA.

Dr. Thomas A. Fosnocht   Non-Interested            Dr. of Dental Surgery
737 Hillview Rd.         Director                  Paoli, PA.
Malvern, PA.

Donald A. Peterson       Non-Interested            Project Manager
3741 Worthington Rd.     Director                  Lockeed Martin
Collegeville, PA.                                  King of Prussia, PA.

William A. Texter        Non-Interested            Manager Corp. Nuclear Quality
9 Charter Oak Dr.        Director                  PECO Energy Co.
Newtown Sq., PA.                                   Philadelphia, PA.

Nancy W. Klawans         Treasurer                 Treasurer
1375 Anthony Wayne Dr.   Wife of President         Valley Forge Fund, Inc.
Wayne, PA.                                         Valley Forge, PA.

A total of $3,717 has been paid in 1998 to officers and directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate officers & directors that are affiliated with the Investment Ad-viser except as they may benefit through payment of the Advisory fee (see pg 3).


BROKERAGE
The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

The Fund will place all orders for purchase and sale of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. He may select brokers who, in addition to meeting primary requirements of exe-cution and price, may furnish statistical or other factual information and ser-vices, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of as-sistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser.

Other than set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. In its most recently completed year, 1998, the Fund paid $38,375 in brokerage commissions. Brokerage comissions were $17,324 in 1996 and $14,717 in 1995. The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid semiannually.

                     LANDSBURG PLATT RASCHIATORE & DALTON
                          Certified Public Accountants
                        117 South 17th Street 13th Floor
                             Philadelphia, PA 19103
                                  215-561-6633
                                Fax 215-561-2070



                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors
Valley Forge Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Valley Forge Fund, Inc., including the portfolio of investments in securities as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights and related ratios/supplemental data for each of the five years in the period then ended. These financial statements and financial highlights and related ratios/supplemental data are the responsi-bilty of the Fund's management. Our responsibility is to express an opinion on these financial statements and related ratios/supplementa data based on our audits. The financial statements for the year ended December 31, 1997 were au-dited by Landsburg, Platt, Raschiatore & Dalton, who merged with Mathieson Aitken Jemison, LLP as of January 1, 1999, whose auditors'report was dated Jan-uary 27, 1998.

We conducted our audits in accordance with generally accepted auditing stand-ards. Those standards require that we plan and perform the audit to obtain re-asonable assurance about whether the financial statements and financial high-lights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 1998, verified by examination and by correspondence with brokers and the application of alternative auditing proce-dures for unsettled security transactions. An audit includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the selected per share data and ra-tios referred to above present fairly, in all material respects, the financial position of Valley Forge Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Mathieson Aitken Jemison, LLP
January 14, 1999

                               VALLEY FORGE FUND, INC.
        SCHEDULE OF INVESTMENTS IN SECURITIES - YEAR ENDED DECEMBER 31, 1998

                                                  # Shares or
                                                   Princ Amt              Value
COMMON STOCKS:                  38.51%
 MISCELLANEOUS                  11.09%
  Browning-Ferris Industries                          4,000          $   113,500
  Disney (Walt) Co.                                   4,000              119,000
  Dun & Bradstreet                                    4,000              126,248
  Ryder Systems                                       4,000              104,000
  St. Paul Companies                                  9,026              313,654
  Texaco, Inc.                                        4,000              212,000
                                                                     -----------
                                                                         988,402
 MANUFACTURING                  8.47%
  Boeing, Inc.                                        8,000              261,000
  Clayton Homes                                      12,000              165,744
  duPont de Nemours                                   4,000              212,248
  Hughes Supply                                       4,000              116,000
                                                                     -----------
                                                                         754,992
 METALS                         3.94%
  Kinross Gold, Inc. *                               25,612               59,215
  Homestake Mining                                   32,000              292,000
                                                                     -----------
                                                                         351,215

 RETAILERS                     15.01%
 Burlington Coat Factory                              4,000               65,248
 Pep Boys                                            24,000              376,488
 Supervalu Inc.                                      32,000              896,000
                                                                     -----------
                                                                       1,337,736
                                                                     -----------
  TOTAL COMMON STOCKS               (Cost $4,063,743)                  3,432,345

PREFERRED STOCKS:               6.24%
 Battle Mountain Gold $3.25 cm Cv Pfd                12,000              448,500
 Coeur Dalene Mines adj red Cv Pfd                   16,000              108,000
                                                                     -----------
  TOTAL PREFERRED STOCKS            (Cost $878,214)                      556,500

BONDS:                          5.16%
 Boston Chicken 4.5% 02/01/04 sub deb Cv *          500,000               20,000
 US Treasury Bond Strip Prin Amt due 2/15/27      2,000,000              440,000
                                                                     -----------
  TOTAL BONDS                        (Cost $844,668)                     460,000

SHORT TERM INVESTMENT:         49.96%
 Boston Scientific 5.85% due 2/16/99                495,125              495.125
 Penn Power & Light 5.95% due 01/21/99            1,485,373            1,485,373
 Royal Bank Gold Money Market 4.46%               2,472,816            2,472,816
                                                                     -----------
  TOTAL SHORT TERM INVESTMENT       (Cost $ 4,453,314)                 4,453,314
                                                                     -----------
  TOTAL SECURITY INVESTMENTS 99.87% (Cost $10,239,939)               $ 8,902,159
                                                                     ===========
                 See accompanying notes to financial statements.

* Non income producing security
                                     - 9 -

                            VALLEY FORGE FUND, INC.
               STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1998

ASSETS: Investments in securities, at value (cost $10,239,939)      $ 8,902,159
  Cash                                                                    8,298
  Receivable for securities sold                                         63,794
  Receivable for interest and dividends                                  14,795
                                                                    -----------
   TOTAL ASSETS                                                       8,989,046

LIABILITIES: Management fee payable                                       7,657
  Payable for investment securities purchased                            67,610
                                                                    -----------
   TOTAL LIABILITIES                                                     75,267
                                                                    -----------
   NET ASSETS (equivalent to $8.32/sh based on 1,071,105 sh of cap-
   ital stock outstanding, 10 million authorized, $.001 par value)  $ 8,913,779
                                                                    ===========

COMPOSITION OF NET ASSETS: Shares of common stock                   $     1,071
  Paid in capital                                                    10,170,936
  Accumulated net investment income                                      79,552
  Net unrealized depreciation of investments                         (1,337,780)
                                                                    ===========

   NET ASSETS, DECEMBER 31, 1998                                    $ 8,913,779
                                                                    ===========



           STATEMENT OF OPERATIONS -YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME: Dividends                                        $   109,478
  Interest                                                              327,979
  Miscellaneous                                                           5,473
                                                                    -----------
   TOTAL INVESTMENT INCOME                                              442,930

EXPENSES: Audit                                                           1,400
  Blanket brokers bond                                                    1,365
  Computer services                                                       6,000
  Management fee                                                         98,456
  Officer & director expense                                              3,717
  Office expenses                                                        11,435
  Registration, filing fees & franchise taxes                             4,114
                                                                    -----------
   TOTAL EXPENSES                                                       126,487
                                                                    -----------

   INVESTMENT INCOME, NET                                               316,443
                                                                    ------------

NET REALIZED GAIN ON SECURITIES TRANSACTIONS:                           618,976
NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS:                  (539,348)
                                                                    -----------

NET GAIN ON INVESTMENTS:                                                 79,628
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:               $   396,071
                                                                    ===========
                                     -10-

                               VALLEY FORGE FUND, INC.
   STATEMENTS OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 1999 & 1998

INCREASE IN NET ASSETS FROM OPERATIONS:                 I998             1997
 Investment income - net                           $   316,443      $   358,407
 Net realized gain on securities transactions          676,368          450,824
 Net change in unrealized depreciation of investments (539,348)        (372,523)
                                                   -----------      -----------
  Net inc in net assets resulting from operations       396,071         662,252
 Dist to shareholders from inv income - net           (320,288)        (360,535)
 Dist to shareholders from net realized gain on inv   (622,301)        (688,293)
 Net capital share transactions                     (1,339.707)        (236,397)
                                                   -----------      -----------
  NET DECREASE IN NET ASSETS                        (1,886,225)        (622,973)

NET ASSETS, BEGINNING OF YEAR:                      10,800,004       11,422,977
                                                   -----------     ------------
NET ASSETS, END OF YEAR:                           $ 8,913,779      $10,800,004
                                                   ===========      ===========

                            NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY, SIGNIFICANT ACCOUNTING POLICIES: Valley Forge Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a sum-mary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the prin-cipal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Short term investments are valued at cost. Amortization of the discount on these holdings are reflected in accrued interest. Zero coupon bonds are amor-tized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized apprecia-tion/depreciation on investments.
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore no federal income tax provi-sion is required.
The Fund intends to distribute to shareholders substantially all of its net in-vestment income and net realized long-term capital gains at year end.
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements ans income tax purposes. Dividend income is re-corded on the ex-dividend date and interest income on an accrual basis.
ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assump-tions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 CAPITAL SHARE TRANSACTIONS: As of 12/31/98, total par value and paid in capital totaled $10,172,007.

NOTE 2 CAPITAL SHARE TRANSACTIONS: (continued) These were as follows:
                                             Years ended December 31,
                                           1998                    1997
                                    Shares      Amount      Shares      Amount
                                   -------- ------------  --------- -----------
Shares sold                         78,346  $   724,610     78,260  $   777,806
Shares issued in reinvest of div   109,912      910,071    113,309    1,011,850
Shares redeemed                   (322,991)  (2,974,388)  (206,543)  (2,026,053)
                                   --------- ------------  --------- -----------
Net (decrease) increase           (134,733) $(1,339,707)   (14,974) $  (236,397)
                                   ========= ============  ========= ===========

NOTE 3 INVESTMENTS: For the year ended December 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $10,560,901 and $10,765,528 respectively. The gross unrealized appreciation for all securi-ties totaled $502,126 and the gross unrealized depreciation for all securities totaled $1,839,906 or a net unrealized depreciation of $1,337,780. The aggregate cost of securities for federal income tax purposes at December 31, 1998 was $10,239,939.
Net realized gain on investments for the year ended Dec. 31, 1998 was $618,976, all of which were long transactions.

NOTE 4 INVESTMENT ADVISORY AGREEMENT & OTHER RELATED TRANSACTIONS: The Fund has an investment advisory agreement with the Valley Forge Management Corp., (VFMC) whereby VFMC receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the year ended December 31, 1998 VFMC received $98,456 in investment advisory fees.
Mr Bernard Klawans is the sole owner, director and officer of VFMC and is also president of the Fund. Mr. Klawans also received $6,000 this year from the Fund for computer leasing.

NOTE 5 DISTRIBUTION TO SHAREHOLDERS: On Dec. 31, 1998, a distribution of $.98 per share aggregating $942,589 was paid to shareholders of record on Dec. 31, 1998 from net investment income ($.333 per share is treated as ordinary income & $.647 per share as distribution from capital gains).

                              VALLEY FORGE FUND, INC.
          FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
   For a share outstanding throughout each fiscal year ending December 31st

                                  1998      1997      1996      1995      1994
                                 ------    ------    ------    ------   -------
Net asset value start of year    $ 8.96    $ 9.36    $ 9.48    $ 9.41    $ 9.51

Income from investment operations:
Net investment income               .28       .30       .32       .33       .19
Net realized & unrealized cap gains .O6       .26       .27       .39      1.39
                                  ----------------------------------------------
Total from investment operations   9.30      9.92     10.07     10.41     10.09

Less distributions:
Dividends from net investment inc  (.33)     (.33)     (.31)     (.33)     (.20)
Distributions from capital gains   (.65)     (.63)     (.40)     (.60)     (.48)
                                  ----------------------------------------------
Net asset value end of year      $ 8.32    $ 8.96    $ 9.36    $ 9.48    $ 9.41
                                 ===============================================

Total return                       3.79%     5.98%     6.22%    10.63%     6.10%

Net assets year end (in 000's)   $ 8,918   $10,800   $11,423   $11,151   $10,725

Ratios to Average Net Assets
 Expenses                          1.3%      1.3%      1.4%      1.3%      1.4%
 Net investment income             3.2%      3.2%      3.3%      3.2%      1.8%

Portfolio turnover rate          107.6%     59.7%     42.4      15.7%     53.7%

Average commission per share     $ .0638   $ .0646   $ .0695   $ .0683     N/A

               N/A - Disclosure not applicable to prior periods

                              FORM N-1A
                      PART C - OTHER INFORMATION



            Contents                                           Page #

1.  Financial Statements & Exhibits ............................. 1

2.  Control Persons ............................................. 1

3.  Number of Shareholders ...................................... 1

4.  Indemnification ............................................. 1

5.  Activities of Investment Advisor ............................ 1

6.  Principal Underwriters ...................................... 1

7.  Location of Accounts & Records .............................. 1

8.  Management Services ......................................... 1

9.  Distribution Expenses ....................................... 1

10. Undertakings ................................................ 1

11. Auditor's Consent ........................................... 2

12. Signatures .................................................. 3



Exhibits

  Reimbursement Agreements - Officers/Directors ................ 10 ii

1. a. Financial Statements - Performance comparisons with the S & P 500 and fin-ancial information on a per share basis is presented in Part A for 1998. All other financial statements are presented in Part B including:
     STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1998
     STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
     Year ended Dec. 31, 1997 incorporated by reference to Amendment 22 STATEMENT OF CHANGES IN NET ASSETS FOR THE YEARS ENDED DEC. 31, 1998 & 1997 NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998
     SCHEDULE OF INVESTMENTS IN SECURITIES DECEMBER 31, 1998
   b. Exhibits
       (3.i)    Articles of Incorporation
       (3.ii)   By-Laws
       (10.i)   Investment Advisory Contract
       (10.ii)   Reimbursement Agreements with Officers and/or Directors
       (99.1)   Opinion of Counsel Concerning Fund Securities
   All exhibits are incorporated by reference to post-effective amendment no. 25 of the Securities Act of 1933 except exhibit (10.ii) which is attached.

2. Control Persons - Not applicable

3. Number of Shareholders - There were 974 shareholders of the Valley Forge Fund as of December 31, 1998.

4. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers & controlling persons of the registrant, the registrant has been advised that, in the o-pinion of the Securities and Exchange Commission, such indemnification is a-gainst public policy as expressed in the Act and is, therefore, unenforce-able. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, of-ficer or controlling person in connection with the securities being register-ed, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jur-isdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5. Activities of Investment Advisor - The Valley Forge Management Corporation's activity at the present time is performance on its Investment Advisory Con-tracts currently effective with the Valley Forge Fund, Inc. and The O'Higgins Fund. Mr Bernard Klawans, owner of the Investment Adviser, is also president of the Bookkeeper Corporation, Wayne, PA. that leases and sells turnkey hard-ware/software computer systems and owner of the Raven Motel in Media, PA.

6. Principal Underwriter - The Fund acts as its own underwriter.

7. Location of Accounts & Records - All fund records are held at corporate head-quarters - 1375 Anthony Wayne Drive, Wayne, Pa. 19087 - with the exception of security certificates that are in a safe deposit box at the Royal Bank of Pennsylvania, DeKalb Pike, King of Prussia, PA.

8. Not applicable

9. Distribution Expenses - The fund currently bears no distribution expenses.

10. Not applicable

                                      Landsburg Platt Raschiatore & Dalton
                                      A Mathieson Aitken Jemison, LLP Affilliate
                                      Certified Public Accountants
                                      117 S. 17th St. 13th Fl.
                                      Philadelphia, PA. 19103
                                      215-561-6633




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion by reference in Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Valley Forge Fund, Inc. of our report dated February 25, 1999 on our examination of the Financial Statements of such Company. We also consent to the reference to our firm in such Registration Statement.




      Mathieson Aitken Jemison, LLP (Signature)
      Thursday February 25, 1999

     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the VALLEY FORGE FUND, Inc. certifies that it meets all of the requirements for effectiveness of this Registration State-ment and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne and State of Pennsylvania, on the 25th day of February, 1999.


                                                  VALLEY FORGE FUND, INC.


                                                  Bernard B. Klawans,
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                           Title                            Date


Bernard B. Klawans         President, CEO and Director              02-25-99

Gerd H. Dahl               Secretary and Director                   02-25-99

Nancy W. Klawans           Treasurer                                02-25-99

Victor J. Belanger         Director                                 02-25-99

Dr. Thomas A. Fosnocht     Director                                 02-25-99

Dr. James P. King          Director                                 02-25-99

Donald A. Peterson         Director                                 02-25-99

William A. Texter          Director                                 02-25-99